SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2003

BANKRATE, INC.

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11811 U.S. Highway One Suite 101 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Item 5.

On February 5, 2003, Bankrate, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2002.

Item 7.    Financial Statements and Exhibits.

 (a)    Financial statements of businesses acquired.

 None.

   (b)    Pro forma financial information.

 None.

   (c)    Exhibits.

       99.1        Text of press release of Bankrate, Inc. dated February 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2003	BANKRATE, INC. /s/ ROBERT J. DEFRANCO Robert J. DeFranco Senior Vice President Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated February 5, 2003.

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